CAPITAL GROWTH FUND
(A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
CLASS A SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 1995.
On February 29, 1996, the Board of Directors of Investment Series Funds, Inc. approved a proposed Agreement and Plan of Reorganization (the "Agreement") for the merger of Capital Growth Fund (the "Fund") into Federated Growth Strategies Fund ("FGSF"), a portfolio of Federated Equity Funds. The Agreement contemplates that FGSF would acquire all the assets of the Fund's Class A Shares and Class C Shares in exchange for Class A Shares and Class C Shares of FGSF, to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund.
The Agreement will be presented for the approval of shareholders of the Fund at a Special Meeting of Shareholders to held on or about May 31, 1996. It is anticipated that shareholders of record on March 25, 1996, will receive a proxy statement discussing the terms of and the reasons for the merger in detail, and will be entitled to vote at the Special Meeting.


                                                                 March 15, 1996
   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   Cusip 461444200
   Cusip 461444408
   G01188-04 (3/96)